General Administrative Costs	12 Months Ended
Dec. 31, 2020
Selling, general and administrative expense [abstract]
General Administrative Costs

19. General administrative costs

General administrative costs amounted to EUR 9,150 thousand in the 2020 financial year (2019: EUR 16,275 thousand; 2018. EUR 12,963 thousand) and thus decreased by a total of EUR 7,125 thousand compared to the previous year, in particular due to the cost-cutting measures introduced as a result of the COVID-19 pandemic. Legal and consulting costs amounted to EUR 1,976 thousand (2019: EUR 6,929 thousand; 2018: 6,230 thousand).